                                                                    Exhibit 10.1

                                                                  EXECUTION COPY

                 AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT

                           Dated as of May 27, 1999

          TRUE NORTH COMMUNICATIONS, INC., a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders (collectively, the "Initial Lenders") party hereto and CITIBANK, N.A., as administrative agent (together with any successor thereto appointed pursuant to Article VII of the Existing Credit Agreement referred to below, the "Administrative Agent") for the Lenders (as defined in the Existing Credit Agreement referred to below), hereby agree as follows:

                            PRELIMINARY STATEMENTS

          (1) The Borrower is party to a 364-Day Credit Agreement dated as of May 29, 1998 (as amended, supplemented or otherwise modified from time to time to (but not including) the date of this Amendment and Restatement, the "Existing Credit Agreement") with the banks, financial institutions and other institutional lenders party thereto and Citibank, N.A., as Administrative Agent for the Lenders and such other lenders. Capitalized terms not otherwise defined in this Amendment and Restatement shall have the same meanings as specified in the Existing Credit Agreement.

          (2) The parties to this Amendment and Restatement desire to amend the Existing Credit Agreement as set forth herein and to restate the Existing Credit Agreement in its entirety to read as set forth in the Existing Credit Agreement with the following amendments.

          (3) The Borrower has requested that the Lenders agree to extend credit to it from time to time in an aggregate principal amount of up to $75,000,000 for general corporate purposes of the Borrower and its Subsidiaries not otherwise prohibited under the terms of this Agreement. The Lenders have indicated their willingness to agree to extend credit to the Borrower from time to time in such amount on the terms and conditions of this Amendment and Restatement.

          SECTION 1. Amendments to the Existing Credit Agreement. (a) Section
1.01 of the Existing Credit Agreement is, effective as of the date of this Amendment and Restatement and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended by deleting the definitions of "Applicable Margin", "Commitment" and "Revolver Termination Date" set forth therein and replacing them, respectively, with the following new definitions thereof:

          "Applicable Margin" means a percentage per annum equal to the applicable percentage set forth below for the Performance Level set forth below:


     -----------------------------------------------------------------------
     Performance                     Base Rate                 Eurocurrency
        Level                        Advances                 Rate Advances
     -----------------------------------------------------------------------
          I                            0.000%                     0.525%
     -----------------------------------------------------------------------
         II                            0.000%                     0.550%
     -----------------------------------------------------------------------
        III                            0.000%                     0.625%
     -----------------------------------------------------------------------

     The Applicable Margin for each Eurocurrency Rate Advance shall be determined by reference to the Performance Level in effect from time to time.

          "Commitment" means, with respect to any Lender, the amount set forth in US Dollars opposite such Lender's name on Schedule I hereto under the caption "Commitment" or, if such Lender has entered into an Assignment and Acceptance, the amount set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 8.07(d) or, if such Lender has entered into an Assumption Agreement, the amount set forth as the Commitment of such Lender in its Assumption Agreement, in each case as such amount may be reduced pursuant to Section 2.05 or increased pursuant to
     Section 2.16.

          "Revolver Termination Date" means the earlier of (a) May 26, 2000, subject to the extension thereof pursuant to Section 2.17, and (b) the date of termination in whole of the aggregate Commitments pursuant to Section
     2.05 or 6.01; provided, however, that the Revolver Termination Date of any Lender that is a Non-Consenting Lender to any requested extension pursuant to Section 2.17 shall be the Revolver Termination Date in effect immediately prior to the applicable Extension Date for all purposes of this Agreement.

          (c) Schedule I to the Existing Credit Agreement is, effective as of the date of this Amendment and Restatement and subject to the satisfaction of the conditions precedent set forth in Section 2, deleted in its entirety and replaced with Schedule I to this Amendment and Restatement.

          SECTION 2. Conditions of Effectiveness of this Amendment and Restatement. This Amendment and Restatement shall become effective as of the date first above written (the "Restatement Effective Date") when and only if:

          (a) The Administrative Agent shall have received counterparts of this Amendment and Restatement executed by the Borrower and all of the Initial Lenders or, as to any of the Initial Lenders, advice satisfactory to the Administrative Agent that such Initial Lender has executed this Amendment and Restatement.

          (b) The Administrative Agent shall have received for the benefit of each of the Initial Lenders a fee equal to 0.07% of the Commitment of each Initial Lender.

               (c) The Administrative Agent shall have received on or before the Restatement Effective Date the following, each dated such date and (unless otherwise specified below) in form and substance satisfactory to the Administrative Agent and in sufficient copies for each Initial Lender:

                    (i) A certificate of the Secretary or an Assistant Secretary of the Borrower certifying the name and true signatures of the officers of the Borrower authorized to sign this Amendment and Restatement and the Notes, if any, and the other documents to be delivered hereunder by the Borrower.

                    (ii) A favorable opinion of the Assistant General Counsel of the Borrower, in form and substance reasonably satisfactory to the Agent.

               (c) The representations and warranties contained in Section 4.01 of the Existing Credit Agreement shall be correct on and as of the Restatement Effective Date, before and after giving effect to the Restatement Effective Date, as though made on and as of such date.

               (d) No event shall have occurred and be continuing, or shall occur as a result of the occurrence of the Restatement Effective Date, that constitutes a Default.

               SECTION 3. Reference to and Effect on the Existing Credit Agreement and the Notes. (a) On and after the effectiveness of this Amendment and Restatement, each reference in the Existing Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Existing Credit Agreement, and each reference in the Notes to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Existing Credit Agreement, as amended by this Amendment and Restatement.

               (b) The Existing Credit Agreement and the Notes, as specifically amended by this Amendment and Restatement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

               (c) Without limiting any of the other provisions of the Existing Credit Agreement, as amended by this Amendment and Restatement, any references in the Existing Credit Agreement to the phrases "on the date hereof", "on the date of this Agreement" or words of similar import shall mean and be a reference to the date of the Existing Credit Agreement (which is May 29, 1998).

               SECTION 4. Costs and Expenses. The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and Restatement, the Notes and the other documents to be delivered hereunder (including, without limitation, the reasonable and documented fees and expenses of counsel for the Administrative Agent with respect hereto and thereto) in accordance with the terms of Section 8.04 of the Existing Credit Agreement.

               SECTION 5. Execution in Counterparts. This Amendment and Restatement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Restatement by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment and Restatement.

          SECTION 6. Governing Law. This Amendment and Restatement shall be governed by, and construed in accordance with, the laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                  THE BORROWER
                                  ------------

                                       TRUE NORTH COMMUNICATIONS INC.


                                       By /s/ Kenneth J. Ashley
                                         --------------------------------
                                         Name:  Kenneth J. Ashley
                                         Title: Treasurer


                                  THE AGENT
                                  ---------

                                       CITIBANK, N.A.,
                                         as Administrative Agent

                                       By /s/ Carolyn A. Kee
                                         --------------------------------
                                         Name: Carolyn A. Kee
                                         Title: Vice President


                                  THE INITIAL LENDERS
                                  -------------------

                                       CITIBANK, N.A.

                                       By /s/ Carolyn A. Kee
                                         --------------------------------
                                         Name: Carolyn A. Kee
                                         Title: Vice President

                                  THE FIRST NATIONAL BANK OF CHICAGO

                                  By /s/ Richard T. Bedell
                                    --------------------------------
                                     Name:  Richard T. Bedell
                                     Title: Vice President


                                  BANK OF AMERICA NATIONAL TRUST AND
                                  SAVINGS ASSOCIATION

                                  By /s/ Timothy J. Pepowski
                                    --------------------------------
                                     Name: Timothy J. Pepowski
                                     Title: Senior Vice President


                                  THE CHASE MANHATTAN BANK

                                  By /s/ Thomas J. Cox
                                    --------------------------------
                                     Name: Thomas J. Cox
                                     Title: Vice President


                                  THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                  CHICAGO BRANCH

                                  By /s/ Hisashi Miyashiro
                                    --------------------------------
                                     Name: Hisashi Miyashiro
                                     Title: Deputy General Manager


                                  BANQUE NATIONALE DE PARIS

                                  By /s/ Arnand Collin du Bocage
                                    --------------------------------
                                     Name: Arnand Collin du Bocage
                                     Title: Executive Vice President &
                                            General Manager

                                  THE NORTHERN TRUST COMPANY

                                  By /s/ Nicole Boehm
                                    --------------------------------
                                     Name:  Nicole Boehm
                                     Title: Commercial Banking Officer


                                  FLEET BANK, N.A.

                                  By /s/ Thomas J. Levy
                                    --------------------------------
                                     Name:  Thomas J. Levy
                                     Title: Vice President

                  SCHEDULE I TO THE AMENDMENT AND RESTATEMENT

                  COMMITMENTS AND APPLICABLE LENDING OFFICES



  Name of                              Domestic             Eurocurrency
Initial Lender    Commitment        Lending Office          Lending Office
--------------    ----------        --------------          --------------
Citibank, N.A.    $18,000,000    Two Penns Way,           Two Penns Way,
                                 Suite 200                Suite 200
                                 New Castle, DE 19720     New Castle DE 19720
                                 Attn: Kent Leonard       Attn: Kent Leonard
                                 Tel: (302) 894-6016      Tel: (302) 894-6016
                                 Fax: (302) 894-6120      Fax: (302) 894-6120

Bank of America   $10,500,000    231 South LaSalle        231 South LaSalle
National Trust                   Street, 11th Floor       Street, 11th Floor
and Savings                      Chicago, IL 60697        Chicago, IL 60697
Association                      Attn: Fred Johnson       Attn: Fred Johnson
                                 Tel: (312) 828-6706      Tel: (312) 828-6706
                                 Fax: (312) 974-1199      Fax: (312) 974-1199

The First         $10,500,000    One First National       One First National
National Bank                    Plaza, Suite 0088 1-14   Plaza, Suite 0088 1-14
of Chicago                       Chicago, IL 60670        Chicago, IL 60670
                                 Attn: Richard Bedell     Attn: Richard Bedell
                                 Tel: (312) 732-2413      Tel: (312) 732-2413
                                 Fax: (312) 732-1117      Fax: (312) 732-1117

The Chase         $10,500,000    600 Fifth Avenue,        600 Fifth Avenue,
Manhattan Bank                   5th Floor                5th Floor
                                 New York, NY 10020       New York, NY 10020
                                 Attn: Tom Cox            Attn: Tom Cox
                                 Tel: (212) 332-4355      Tel: (212) 332-4355
                                 Fax: (212) 332-4370      Fax: (212) 332-4370

The Bank of       $7,500,000     227 W. Monroe Street,    227 W. Monroe Street,
Tokyo-Mitsubishi,                Suite 2300               Suite 2300
Ltd., Chicago                    Chicago, IL 60606        Chicago, IL 60606
Branch                           Attn: Diane Tkach        Attn: Diane Tkach
                                 Tel: (312) 696-4663       Tel: (312) 696-4663
                                 Fax: (312) 696-4535      Fax: (312) 696-4535

Banque Nationle   $6,000,000     209 South LaSalle        209 South LaSalle
de Paris                         Chicago, IL 60604        Chicago, IL 60604
                                 Attn: Jo Ellen Bender    Attn: Jo Ellen Bender
                                 Tel: (312) 977-2225      Tel: (312) 977-2225
                                 Fax: (312) 977-1380      Fax: (312) 977-1380


  Name of                              Domestic             Eurocurrency
Initial Lender    Commitment        Lending Office          Lending Office
--------------    ----------        --------------          --------------
The Northern      $6,000,000     50 South LaSalle         50 South LaSalle
Trust Company                    Street                   Street
                                 Chicago, IL 60675        Chicago, IL 60675
                                 Attn: Michelle Teleak    Attn: Michelle Teleak
                                 Tel: (312) 444-3506      Tel: (312) 444-3506
                                 Fax: (312) 444-5055      Fax: (312) 444-5055

Fleet Bank, N.A.  $6,000,000     1185 Avenue of the       1185 Avenue of the
                                 Americas                 Americas
                                 New York, NY 10036       New York, NY 10036
                                 Attn: Thomas Levy        Attn: Thomas Levy
                                 Tel: (212) 819-5751      Tel: (212) 819-5751
                                 Fax: (212) 819-4112      Fax: (212) 819-4112

------------
TOTAL OF          $75,000,000
 COMMITMENTS